Exhibit 99.2

Synovus	3 of 8
INCOME STATEMENT DATA
(Unaudited)
(In thousands)

	Six Months Ended
	June 30,
	2008	2007	Change

Interest income (taxable equivalent)	$964,331	1,115,020	(13.5)%
Interest expense	409,950	540,967	(24.2)

Net interest income (taxable equivalent)	554,381	574,053	(3.4)
Tax equivalent adjustment	2,311	2,629	(12.1)

Net interest income	552,070	571,424	(3.4)
Provision for loan losses	184,665	40,797	352.6

Net interest income after provision	367,405	530,627	(30.8)

Non-interest income:
Service charges on deposit accounts	54,461	54,420	0.1
Fiduciary and asset management fees	25,519	25,129	1.6
Brokerage and investment banking revenue	17,693	15,259	16.0
Mortgage banking income	13,847	14,920	(7.2)
Bankcard fees	26,417	23,447	12.7
Net gains on sales of available for sale investment securities	—	705	nm
Other fee income	21,266	19,838	7.2
Proceeds from Visa IPO	38,542	—	nm
Other non-interest income	49,930	30,116	65.8

Total non-interest income	247,675	183,834	34.7

Non-interest expense:
Salaries and other personnel expense	232,614	229,749	1.2
Net occupancy and equipment expense	61,340	54,860	11.8
FDIC insurance and other regulatory fees	12,250	4,698	160.7
Impaired loans held for sale and other real estate costs	31,502	1,150	nm
Visa litigation expense	(17,430)	—	nm
Goodwill impairment	27,000	—	nm
Professional fees	16,697	10,245	63.0
Other operating expense	103,365	91,755	12.7

Total non-interest expense	467,338	392,457	19.1

Minority interest in consolidated subsidiaries	1,697	—	nm
Income from continuing operations before income taxes	146,045	322,004	(54.6)
Income tax expense	52,952	115,789	(54.3)

Income from continuing operations	93,093	206,215	(54.9)

Income from discontinued operations, net of income taxes and minority interest (1)	—	103,287	nm

Net income	$93,093	309,502	(69.9)

Basic earnings per share
Income from continuing operations	$0.28	0.63	(55.3)%
Net income	0.28	0.95	(70.2)

Diluted earnings per share
Income from continuing operations	0.28	0.63	(55.1)
Net income	0.28	0.94	(70.1)

Cash dividends declared per share	0.17	0.21	(17.1)

Return on average assets from continuing operations*	0.56	2.67	(211	)bp
Return on average assets *	0.56	3.84	(328)
Return on average equity from continuing operations*	5.41	21.64	(1,623)
Return on average equity *	5.41	32.47	(2,706)

Average shares outstanding — basic	329,071	326,051	0.9%
Average shares outstanding — diluted	331,568	329,920	0.5

bp	— change is measured as difference in basis points.

nm	— not meaningful

*	— ratios are annualized

(1)	On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” and SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities,” the historical consolidated results of operations of TSYS, as well as all costs recorded by Synovus Financial Corp. associated with the spin-off of TSYS, are now presented as a discontinued operation. Additionally, discontinued operations for the six months ended June 30, 2007 includes a $4.2 million after-tax gain related to the transfer of Synovus’ proprietary mutual funds to a non-affiliated third party.

Synovus	4 of 8
INCOME STATEMENT DATA
(Unaudited)
(In thousands, except per share data)

	2008		2007			2nd Quarter
	Second	First	Fourth	Third	Second	’08 vs. ’07
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest income (taxable equivalent)	$459,273	505,057	554,989	573,545	565,777	(18.8)%
Interest expense	184,718	225,232	267,102	281,478	276,017	(33.1)

Net interest income (taxable equivalent)	274,555	279,825	287,887	292,067	289,760	(5.2)
Tax equivalent adjustment	1,134	1,176	1,202	1,228	1,285	(11.8)

Net interest income	273,421	278,649	286,685	290,839	288,475	(5.2)
Provision for loan losses	93,616	91,049	70,642	58,770	20,281	361.6

Net interest income after provision	179,805	187,600	216,043	232,069	268,194	(33.0)

Non-interest income:
Service charges on deposit accounts	26,070	28,391	28,985	28,736	28,050	(7.1)
Fiduciary and asset management fees	12,898	12,621	13,110	12,524	12,657	1.9
Brokerage and investment banking revenue	9,206	8,487	8,598	8,123	7,809	17.9
Mortgage banking income	5,686	8,161	6,130	5,955	7,695	(26.1)
Bankcard fees	14,198	12,218	12,400	11,923	11,567	22.7
Net gains on sales of available for sale investment securities	—	—	90	186	258	nm
Other fee income	10,081	11,185	9,559	9,910	10,411	(3.2)
Other non-interest income	29,559	20,370	20,126	28,837	17,883	65.3
Proceeds from Visa IPO	—	38,542	—	—	—	nm

Total non-interest income	107,698	139,975	98,998	106,194	96,330	11.8

Non-interest expense:
Salaries and other personnel expense	110,483	122,130	109,468	115,941	115,822	(4.6)
Net occupancy and equipment expense	31,130	30,211	29,976	28,055	27,572	12.9
FDIC insurance and other regulatory fees	6,172	6,079	3,108	2,541	2,315	166.6
Impaired loans held for sale and other real estate costs	23,621	7,881	12,924	1,662	577	nm
Visa litigation expense	—	(17,430)	24,800	12,000	—	nm
Goodwill impairment	27,000	—	—	—	—	nm
Professional fees	11,756	4,940	6,307	4,703	4,743	147.9
Other operating expense	55,802	47,563	48,626	47,523	46,631	19.7

Total non-interest expense	265,964	201,374	235,209	212,425	197,660	34.6

Minority interest in consolidated subsidiaries	138	1,559	—	—	—	nm
Income from continuing operations before income taxes	21,401	124,642	79,832	125,838	166,864	(87.2)
Income tax expense	9,302	43,648	26,690	42,261	61,055	(84.8)

Income from continuing operations	12,099	80,994	53,142	83,577	105,809	(88.6)
Income from discontinued operations, net of income taxes and minority interest (1)	—	—	28,717	51,366	56,941	nm

Net income	$12,099	80,994	81,859	134,943	162,750	(92.6)

Basic earnings per share
Income from continuing operations	$0.04	0.25	0.16	0.26	0.32	(88.7)%
Net income	0.04	0.25	0.25	0.41	0.50	(92.6)

Diluted earnings per share
Income from continuing operations	0.04	0.24	0.16	0.25	0.32	(88.6)
Net income	0.04	0.24	0.25	0.41	0.49	(92.6)

Cash dividends declared per share	0.17	0.17	0.21	0.21	0.21	(17.1)

Return on average assets from continuing operations*	0.14%	0.99%	0.65	1.05	1.35	(121)bp
Return on average assets *	0.14	0.99	1.01	1.66	1.97	(183)
Return on average equity from continuing operations*	1.40	9.43	5.17	8.25	10.85	(945)
Return on average equity *	1.40	9.43	7.97	13.32	16.69	(1,529)

Average shares outstanding — basic	329,173	328,970	328,052	327,215	326,410	0.8%
Average shares outstanding — diluted	331,418	331,719	329,453	330,160	330,263	0.3

bp	— change is measured as difference in basis points.

nm	— not meaningful

*	— ratios are annualized

(1)	On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” and SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities,” the historical consolidated results of operations of TSYS, as well as all costs recorded by Synovus Financial Corp. associated with the spin-off of TSYS, are now presented as a discontinued operation. Additionally, discontinued operations for the three months ended June 30, 2007 includes a $4.2 million after-tax gain related to the transfer of Synovus’ proprietary mutual funds to a non-affiliated third party.

Synovus	5 of 8
BALANCE SHEET DATA
(Unaudited)
(In thousands, except share data)

	June 30, 2008	December 31, 2007	June 30, 2007
ASSETS
Cash and due from banks	$674,834	682,583	695,008
Interest earning deposits with banks	17,337	10,950	5,157
Federal funds sold and securities purchased under resale agreements	152,177	76,086	241,685
Trading account assets	20,204	17,803	70,625
Mortgage loans held for sale	185,245	153,437	190,587
Impaired loans held for sale	6,365	—	—
Investment securities available for sale	3,814,384	3,666,974	3,558,813

Loans, net of unearned income	27,445,891	26,498,585	25,541,742
Allowance for loan losses	(417,813)	(367,613)	(331,130)

Loans, net	27,028,078	26,130,972	25,210,612

Premises and equipment, net	581,352	547,437	512,142
Goodwill	492,138	519,138	519,138
Other intangible assets, net	24,860	28,007	31,283
Other assets	1,230,327	1,185,065	931,814
Assets of discontinued operations	—	—	1,386,514

Total assets	$34,227,301	33,018,452	33,353,378

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing retail and commercial deposits	$3,553,342	3,472,423	3,638,434
Interest bearing retail and commercial deposits	17,887,708	17,734,851	17,949,351

Total retail and commercial deposits	21,441,050	21,207,274	21,587,785
Brokered deposits	4,587,302	3,752,542	3,713,936

Total deposits	26,028,352	24,959,816	25,301,721
Federal funds purchased and other short-term liabilities	2,287,910	2,319,412	1,788,955
Long-term debt	2,121,625	1,890,235	1,657,483
Other liabilities	336,701	407,399	394,228
Liabilities of and minority interest in discontinued operations (1)	—	—	285,667

Total liabilities	30,774,588	29,576,862	29,428,054

Minority interest in consolidated subsidiaries	24,092	—	—

Shareholders’ equity:
Common stock, par value $1.00 a share (2)	335,826	335,529	333,078
Additional paid-in capital	1,110,644	1,101,209	1,091,517
Treasury stock (3)	(114,075)	(113,944)	(113,944)
Accumulated other comprehensive income (loss)	30,190	31,439	(20,929)
Retained earnings	2,066,036	2,087,357	2,635,602

Total shareholders’ equity	3,428,621	3,441,590	3,925,324

Total liabilities and shareholders’ equity	$34,227,301	33,018,452	33,353,378

(1)	On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” all prior period assets and liabilities of TSYS are presented as a discontinued operation.

(2)	Common shares outstanding: 330,153,646; 329,867,944 and 327,416,936 at June 30, 2008, December 31, 2007, and June 30, 2007, respectively.

(3)	Treasury shares: 5,672,221 at June 30, 2008; 5,661,538 at December 31, 2007 and June 30, 2007.

Synovus	6 of 8
AVERAGE BALANCES AND YIELDS/RATES *
(Unaudited)
(Dollars in thousands)

	2008		2007
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter

Interest Earning Assets
Taxable Investment Securities	$3,556,381	3,485,370	3,496,843	3,495,017	3,420,831
Yield	5.00%	5.01	4.90	4.82	4.83

Tax-Exempt Investment Securities	$137,606	154,408	164,587	170,211	178,183
Yield (taxable equivalent)	7.34%	7.00	6.82	6.72	6.75

Trading Account Assets	$26,531	36,652	29,698	56,217	59,311
Yield	5.88%	6.96	7.05	7.15	6.47

Commercial Loans	$23,183,128	22,763,954	22,157,460	21,820,687	21,739,107
Yield	5.96%	6.79	7.69	8.13	8.20

Consumer Loans	$966,111	931,644	928,942	915,847	896,267
Yield	7.53%	7.86	8.05	8.17	8.14

Mortgage Loans	$1,252,275	1,241,018	1,237,962	1,152,621	1,110,754
Yield	6.54%	6.84	7.04	7.10	7.03

Credit Card Loans	$291,143	296,428	285,410	277,445	275,105
Yield	8.60%	9.65	10.26	10.96	10.64

Home Equity Loans	$1,605,601	1,557,852	1,517,510	1,444,411	1,407,005
Yield	5.31%	6.48	7.34	7.80	7.82

Allowance for Loan Losses	$(397,392)	(381,695)	(357,283)	(335,406)	(329,028)

Loans, Net	$26,900,866	26,409,201	25,770,001	25,275,605	25,099,210
Yield	6.12%	6.94	7.79	8.21	8.26

Mortgage Loans Held for Sale	$157,049	121,806	108,044	176,448	163,364
Yield	5.86%	5.57	6.12	6.91	6.18

Federal Funds Sold and Other Short-Term Investments	$201,081	128,381	110,745	85,094	131,029
Yield	1.83%	3.41	4.63	5.76	5.37

Total Interest Earning Assets	$30,979,514	30,335,818	29,679,918	29,258,592	29,051,928
Yield	5.96%	6.69	7.42	7.78	7.81

Interest Bearing Liabilities

Interest Bearing Demand Deposits	$3,154,884	3,200,650	3,200,408	3,047,279	3,141,899
Rate	1.10%	1.56	1.99	2.24	2.28

Money Market Accounts	$6,826,724	7,017,644	7,502,063	7,421,900	7,217,265
Rate	2.15%	2.98	3.92	4.40	4.46

Savings Deposits	$461,970	448,581	454,204	479,479	497,422
Rate	0.25%	0.28	0.35	0.48	0.57

Time Deposits Under $100,000	$2,814,714	2,777,764	2,790,869	2,917,089	3,020,881
Rate	3.97%	4.44	4.69	4.81	4.85

Time Deposits Over $100,000 (less brokered time deposits)	$4,316,454	4,171,716	4,006,350	4,029,091	4,118,221
Rate	4.09%	4.69	4.98	5.12	5.19

Total Interest Bearing Core Deposits	$17,574,746	17,616,355	17,953,894	17,894,838	17,995,688
Rate	2.68%	3.29	3.84	4.16	4.20

Brokered Money Market Accounts	$1,082,805	854,385	467,346	476,377	426,988
Rate	2.54%	3.50	4.89	5.34	5.45

Brokered Time Deposits	$3,495,947	3,300,677	2,941,592	3,188,310	3,175,161
Rate	3.64%	4.35	4.98	5.19	5.05

Total Interest Bearing Deposits	$22,153,498	21,771,417	21,362,832	21,559,525	21,597,837
Rate	2.82%	3.46	4.02	4.33	4.35

Federal Funds Purchased and Other Short-Term Liabilities	$2,302,986	2,253,640	2,472,339	1,930,598	1,720,535
Rate	2.03%	3.18	4.37	4.84	4.96

Long-Term Debt	$2,048,213	1,930,412	1,819,198	1,660,788	1,552,310
Rate	3.44%	4.21	5.08	5.32	5.18

Total Interest Bearing Liabilities	$26,504,697	25,955,469	25,654,369	25,150,911	24,870,682
Rate	2.80%	3.48	4.12	4.43	4.44

Non-Interest Bearing Demand Deposits	$3,448,794	3,338,106	3,422,684	3,405,622	3,428,246

Net Interest Margin	3.57%	3.71	3.86	3.97	4.00

*	Yields and rates are annualized.

(1)	On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with the provisions of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the historical consolidated results of operations, assets, and liabilities of TSYS are now presented as a discontinued operation. Accordingly, the above earning assets, liabilities, yields, and cost of funds exclude the amounts related to TSYS due to the de-consolidation of TSYS.

7 of 8
Synovus
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)

	June 30, 2008
		Loans as a %	Total	Nonperforming Loans
		of Total Loans	Nonperforming	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Nonperforming Loans
Multi-Family	$527,881	1.9%	$1,552	0.2%
Hotels	756,492	2.8	766	0.1
Office Buildings	966,171	3.5	3,119	0.5
Shopping Centers	965,130	3.6	1,031	0.2
Commercial Development	909,965	3.3	12,573	2.0
Other Investment Property	873,902	3.2	—	—

Total Investment Properties	4,999,541	18.3	19,041	3.0

1-4 Family Construction	1,971,819	7.2	220,194	35.1
1-4 Family Perm / Mini-Perm	1,350,463	4.9	32,661	5.2
Residential Development	2,227,709	8.1	154,776	24.7

Total 1-4 Family Properties	5,549,991	20.2	407,631	65.0

Land Acquisition	1,569,618	5.7	75,623	12.1

Total Commercial Real Estate	12,119,150	44.2	502,295	80.1

Commercial , Financial, and Agricultural	6,788,276	24.7	70,608	11.3
Owner-Occupied	4,367,743	15.9	32,345	5.2

Total Commercial & Industrial	11,156,019	40.6	102,953	16.5

Home Equity	1,632,551	5.9	6,771	1.1
Consumer Mortgages	1,723,689	6.3	12,486	2.0
Credit Card	299,850	1.1	—	—
Other Retail Loans	555,507	2.0	2,066	0.3

Total Retail	4,211,597	15.3	21,323	3.4
Unearned Income	(40,875)	(0.1)	—	—

Total	$27,445,891	100.0%	$626,571	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Unaudited)
(Dollars in thousands)

	Total Loans		2Q08 vs. 4Q07		2Q08 vs. 2Q07
Loan Type	June 30, 2008	December 31, 2007	% change (1)	June 30, 2007	% change
Multi-Family	$527,881	452,163	33.7%	$489,453	7.9%
Hotels	756,492	614,979	46.3	581,376	30.1
Office Buildings	966,171	953,093	2.8	856,999	12.7
Shopping Centers	965,130	834,025	31.6	712,210	35.5
Commercial Development	909,965	961,271	(10.7)	919,965	(1.1)
Other Investment Property	873,902	714,296	44.9	687,683	27.1

Total Investment Properties	4,999,541	4,529,827	20.9	4,247,686	17.7

1-4 Family Construction	1,971,819	2,238,925	(24.0)	2,382,147	(17.2)
1-4 Family Perm / Mini-Perm	1,350,463	1,273,843	12.1	1,167,658	15.7
Residential Development	2,227,709	2,311,459	(7.3)	2,297,807	(3.1)

Total 1-4 Family Properties	5,549,991	5,824,227	(9.5)	5,847,612	(5.1)

Land Acquisition	1,569,618	1,545,933	3.1	1,430,431	9.7

Total Commercial Real Estate	12,119,150	11,899,987	3.7	11,525,729	5.1

Commercial , Financial, and Agricultural	6,788,276	6,420,689	11.5	6,240,987	8.8
Owner-Occupied	4,367,743	4,226,707	6.7	4,095,800	6.6

Total Commercial & Industrial	11,156,019	10,647,396	9.6	10,336,787	7.9

Home Equity	1,632,551	1,543,701	11.6	1,417,681	15.2
Consumer Mortgages	1,723,689	1,667,924	6.7	1,544,932	11.6
Credit Card	299,850	291,149	6.0	280,805	6.8
Other Retail Loans	555,507	494,591	24.8	483,820	14.8

Total Retail	4,211,597	3,997,365	10.8	3,727,238	13.0

Unearned Income	(40,875)	(46,163)	(23.0)	(48,012)	(14.9)

Total	$27,445,891	26,498,585	7.2%	$25,541,742	7.5%

(1)	Percentage change is annualized.

Synovus	8 of 8
CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)

	2008		2007			2nd Quarter
	Second	First	Fourth	Third	Second	’08 vs. ’07
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Nonperforming Loans (1)	$626,571	515,302	342,082	224,055	180,776	246.6%
Impaired Loans Held for Sale (2)	6,365	42,270	—	—	—	NM
Other Real Estate	197,328	121,753	101,487	76,514	41,259	378.3
Nonperforming Assets	830,264	679,325	443,569	300,569	222,035	273.9

Allowance for Loan Losses	417,813	394,848	367,613	356,887	331,130	26.2

Net Charge-Offs — Quarter	70,652	63,813	59,916	33,013	15,978	342.2
Net Charge-Offs — YTD	134,465	63,813	117,055	57,139	24,126	457.3
Net Charge-Offs / Average Loans — Quarter (3)	1.04%	0.95	0.91	0.51	0.25
Net Charge-Offs / Average Loans — YTD (3)	0.99	0.95	0.46	0.30	0.19

Nonperforming Loans / Loans	2.29	1.90	1.29	0.87	0.71
Nonperforming Assets / Loans, Impaired Loans Held for Sale & ORE	3.00	2.49	1.67	1.16	0.87
Allowance / Loans	1.52	1.46	1.39	1.38	1.30

Allowance / Nonperforming Loans	66.68	76.62	107.46	159.29	183.17
Allowance / Nonperforming Loans (excluding impaired loans for which there is no related allowance for loan losses (4))	206.82	220.89	337.49	334.42	417.79

Past Due Loans over 90 days and still accruing	39,614	43,009	33,663	22,667	23,067	71.7%
As a Percentage of Loans Outstanding	0.14	0.16	0.13	0.09	0.09

Total Past Dues Loans and still accruing	365,046	377,999	270,496	230,035	164,180	122.3
As a Percentage of Loans Outstanding	1.33	1.39	1.02	0.89	0.64

(1)	Includes $424.5 million, $336.5 million, $233.2 million, $117.3 million, and $101.5 million at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively, of loans considered to be impaired (consisting of collateral dependent loans) for which there is no related allowance for loan losses determined in accordance with SFAS No. 114, “Accounting by Creditors for Impairment of a Loan.” The allowance on these loans is zero because the estimated losses on collateral dependent impaired loans have been charged-off, at the time these loans were considered to be impaired .

(2)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value.

(3)	Ratio is annualized.

(4)	Impaired loans for which there is no related allowance for loan losses as described in note (1).
SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)

	June 30, 2008	December 31, 2007	June 30, 2007
Tier 1 Capital	$2,891,861	2,870,558	3,514,214
Total Risk-Based Capital	3,987,836	3,988,171	4,595,344
Tier 1 Capital Ratio	8.91%	9.11	11.22
Total Risk-Based Capital Ratio	12.28	12.66	14.68
Leverage Ratio	8.69	8.65	10.99
Equity as a Percentage of Total Assets	10.02	10.42	11.77
Tangible equity as a percentage of tangible assets (2)	8.64	8.91	10.29
Book value per share	10.38	10.43	11.99
Tangible book value per share (2)	8.82	8.78	10.31

(1)	Current quarter regulatory capital information is preliminary.

(2)	Excludes the carrying value of goodwill and other intangible assets from shareholders’ equity and total assets.